Exhibit 10.2

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF LOUISIANA:

     KNOW ALL MEN BY THESE PRESENTS:

PARISH OF ST CHARLES:

     THAT, subject to the terms, reservations and conditions hereinafter set forth, DUNE ENERGY, INC., a Delaware corporation, whose address is 777 Walker St. Suite 2300, Houston, TX 77002 (hereinafter referred to as "Assignor"), for and in consideration of One Hundred and No/100 Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto AMERICAN NATURAL ENERGY CORPORATION, an Oklahoma corporation, whose address is 6100 S. Yale Ave., Suite 300, Tulsa, OK 74136 (hereinafter referred to as "Assignee"), all of Assignor's right, title and interest in and to the following (hereinafter referred to as the "Interests"), BUT INSOFAR AND ONLY INSOFAR AS the Interests relate to and cover depths from the surface of the earth to the top of the Cibicides opima sand as seen in the electric log of the Gulf Refining Company Delta Securities well #88 at 9,875’ measured depth or its strategraphic equivalent (the “Shallow Rights”):

          (a) The entire estates created by the leases, licenses, permits and other agreements described in Exhibit A (the "Leases") insofar as the Leases cover and relate to the lands described in said Leases (the "Lands"), together with (i) all rights, privileges, benefits and powers conferred upon the holder of the Leases with respect to the use and occupation of the surface of the Lands that may be necessary, convenient or incidental to the possession and enjoyment of the Leases, (ii) all rights in respect of any pooled or unitized acreage located in whole or in part within the Lands by virtue of the Leases, including rights to production from the pool or unit allocated to any Lease being a part thereof, regardless of whether such production is from the Lands, and (iii) all tenements, hereditaments and appurtenances belonging to any of the foregoing;

          (b) All of the oil and gas wells, saltwater disposal wells and injection wells (the "Wells") and all of the personal property, fixtures and improvements now or as of the Effective Time (as defined below) on the Lands, appurtenant thereto or used in connection therewith or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto and all other appurtenances thereunto belonging (the “Equipment”); provided, however, Assignor assigns to Assignee not less than the net revenue interests in the Wells and not greater than the working interests in the Wells as set forth in Exhibit A hereto;

          (c) The contracts and contractual rights, obligations and interest, including all farmout agreements, farmin agreements, drilling contracts, operating agreements, sales contracts, saltwater disposal agreements, division orders and transfer orders and other contracts or agreements covering or affecting any or all of the Leases and/or Lands; and

          (d) The easements, licenses, authorizations, permits and similar rights and interests applicable to, or pertinent to, the ownership and operations of the Wells, to the extent: (i) located in, on or under the Leases or Lands, (b) now being used or held for use in connection with the exploration, development, operation, or maintenance of the assets described in subsections (a) and (b) above, or (c) now being used or held for use in connection with the producing, treating, processing, storing, gathering, or marketing of oil, gas and natural gas liquids and other minerals and products produced in association therewith, produced from, or to the extent attributable to, the Leases.

     It is Assignor's intention to convey, and, subject to the other terms and provisions hereof, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY AND ASSIGN unto Assignee all of Assignor's right, title and interest in and to the Lands, the Leases, the Wells and the Equipment, including, without limitation, all overriding royalty, surface fee, mineral fee or royalty in the Lands or the Leases, together with all Wells, Equipment and all other personal property and equipment located on or appurtenant to the ownership or operation of the Leases, (other than vehicles or other personal property or equipment temporarily located thereon), BUT INSOFAR AND ONLY INSOFAR AS to the Shallow Rights. It is the intention of the parties that the Interests be conveyed effective as of the Effective Time (as defined below); and (i) any oil, gas or other minerals produced and saved, as well as any proceeds, payments, credits, claims or benefits attributable to the Interests and attributable to periods prior to the Effective Time shall continue to be, and shall remain, the property of Assignor; and (ii) any oil, gas or other minerals produced and saved, as well as any proceeds, payments, credits, claims or benefits attributable to the Interests and attributable to periods on or after the Effective Time shall be the property of Assignee.

     Assignee hereby assumes and agrees to be bound by all Leases, contracts, agreements, easements, licenses, permits and other commitments and obligations relating to the Interests.

     Notwithstanding the assignment as of the Effective Time, Assignee shall assume all of Assignor's plugging, replugging, abandonment, removal, disposal and restoration obligations associated with the Interests acquired hereunder. Such obligations being assumed shall include, but not be limited to, all necessary and proper plugging and abandonment and/or removal and disposal of all of the wells, pipelines or other facilities, whether pre-existing or drilled or installed by Assignor, Assignee or any successors and assigns, and all structures and equipment located on or associated with the Leases or the other Interests, the necessary and proper capping and burying of all associated flow lines, and any necessary disposal of naturally occurring radioactive material or asbestos, whether any of the above may be required under applicable law or regulation or under applicable contracts and agreements, and regardless of whether any of the same may arise, accrue or be attributable to periods prior to, on or after the Effective Time and whether known or unknown (collectively, the “P&A Liabilities”). All plugging, replugging, abandonment, removal, disposal and restoration operations shall be in compliance with applicable local, state or federal laws and regulations, conducted in a good and workmanlike manner, and conducted in accordance with generally accepted, good oilfield practices .

     Notwithstanding the assignment as of the Effective Time, Assignee shall assume all Environmental Liabilities (as defined below), regardless of whether the same arise, accrue or are otherwise attributable to periods prior to, on or after the Effective Time, and whether known or unknown. For purposes hereof, the following terms shall have the following meanings attributed to them:

     (i) “Environmental Laws” shall mean any and all local, state or federal laws, rules, regulations, orders, or judgments relating to the prevention of pollution, the preservation and restoration of environmental quality, or the protection of human health, wildlife or environmentally sensitive areas, the remediation of contamination or the handling, transportation, disposal or release into the environment of Hazardous Materials (as hereinafter defined), including, without limitation, those arising under or by virtue of any lease, contract, agreement, document, permit, applicable statute or rule or regulation or order of any governmental authority, specifically including, without limitation, any governmental request or requirement to take any clean-up or other action with respect to any of the Interests or premises, including hazardous waste cleanup costs under the Solid Waste Disposal Act, 42 U.S.C. 6901, et seq., the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. 6901, et seq., the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. 9601, et seq., the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Act, the Oil Pollution Act of 1990, and any and all provisions of Louisiana law, or similar laws, rules or regulations.

     (ii) “Environmental Liabilities” shall mean and include any liabilities or obligations of any kind relating to (a) the failure to comply with all applicable Environmental Laws in connection with the ownership, operation, use, handling or disposition of the Interests or any production therefrom or attributable thereto, (b) any unfulfilled remedial obligation imposed under applicable Environmental Laws or contracts (including, without limitation, surface and subsurface restoration), or (c) alleged violation of or potential liability under applicable Environmental Laws relating to the Interests, or the operations thereon or related thereto that has not been fully resolved to the satisfaction of the applicable governmental authority with jurisdiction over such matter.

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     (iii) “Hazardous Materials” shall mean any substance or material that is designated, classified, characterized or regulated as a “hazardous substance”, “hazardous waste”, “hazardous material”, “toxic substance”, “pollutant” or “contaminant” under Environmental Laws.

ASSIGNOR AND ASSIGNEE SHALL INDEMNIFY EACH OTHER AS FOLLOWS:

          (1) ASSIGNEE SHALL DEFEND, INDEMNIFY AND SAVE AND HOLD HARMLESS ASSIGNOR AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS AND CAUSES OF ACTION OF WHATSOEVER KIND OR CHARACTER, (INCLUDING, WITHOUT LIMITATION, COURT COSTS, ATTORNEYS' FEES AND OTHER COSTS OF INVESTIGATION OR DEFENSE), ARISING FROM, RELATING TO OR ATTRIBUTABLE TO: (i) THE OWNERSHIP, OPERATION, USE, HANDLING, MAINTENANCE OR DISPOSITION OF THE INTERESTS PRIOR TO, DURING OR AFTER THE DUNE PERIOD (AS DEFINED BELOW), INCLUDING, WITHOUT LIMITATION, ANY OPERATIONS CONDUCTED, COMMITMENT MADE OR ANY ACTION TAKEN OR OMITTED WITH RESPECT TO THE INTERESTS, AND ANY AD VALOREM, SEVERANCE, PRODUCTION, OR OTHER TAXES ATTRIBUTABLE TO THE INTERESTS OR PRODUCTION PRODUCED AND SAVED THEREFROM WHETHER ACCRUED PRIOR TO, DURING OR AFTER THE DUNE PERIOD, EXCLUDING ONLY THE CLAIMS AND LIABILITIES FOR WHICH ASSIGNOR EXPRESSLY AGREES TO INDEMNIFY ASSIGNEE IN CLAUSE (2) BELOW, (ii) THE P&A LIABILITIES, REGARDLESS OF WHETHER ARISING, ACCRUING OR ATTRIBUTABLE TO PERIODS PRIOR TO, DURING OR AFTER THE DUNE PERIOD, AND WHETHER KNOWN OR UNKNOWN, (iii) THE ENVIRONMENTAL LIABILITIES (AS DEFINED ABOVE), REGARDLESS OF WHETHER ARISING, ACCRUING OR ATTRIBUTABLE TO PERIODS PRIOR TO, DURING OR AFTER THE DUNE PERIOD, AND WHETHER KNOWN OR UNKNOWN, AND (iv) LIABILITY FOR THE PROPER PAYMENT OF ANY AMOUNTS HELD IN SUSPENSE RELATIVE TO INTERESTS, AND CLAIMS OR LIABILITIES REGARDING ANY PRODUCTION, DELIVERY, RECEIPT OR PIPELINE IMBALANCES RELATING TO THE INTERESTS, REGARDLESS OF WHETHER ARISING, ACCRUING OR ATTRIBUTABLE TO PERIODS PRIOR TO, DURING OR AFTER THE DUNE PERIOD, AND WHETHER KNOWN OR UNKNOWN, AND IN ALL CASES, REGARDLESS OF WHETHER ATTRIBUTABLE TO, IN WHOLE OR IN PART, TO THE SOLE, JOINT, CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR RESPONSIBILITY OF ASSIGNOR, ASSIGNEE OR ANY OTHER PERSON.

          (2) EXCEPT WITH REGARD TO ALL CLAIMS OR LIABILITIES TO BE ASSUMED OR INDEMNIFIED BY ASSIGNEE HEREUNDER, INCLUDING WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES, P&A LIABILITIES, AND IMBALANCE OR SUSPENSE LIABILITIES, ASSIGNOR SHALL DEFEND, INDEMNIFY AND SAVE AND HOLD HARMLESS ASSIGNEE AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS AND CAUSES OF ACTION, INCLUDING COURT COSTS AND ATTORNEYS' FEES, INSOFAR AND ONLY INSOFAR AS SUCH COSTS, EXPENSES, CLAIMS, DEMANDS AND CAUSES OF ACTION AROSE, ACCRUED AND ARE ATTRIBUTABLE TO PERIODS AFTER SEPTEMBER 1, 2007, AND PRIOR TO AUGUST 1, 2009 (THE “DUNE PERIOD”), AND LIMITED SOLELY TO ASSIGNEE’S ALLOCABLE SHARE OF: (i) THE PROPER AND TIMELY PAYMENT OF ALL ROYALTIES, AND SEVERANCE, AD VALOREM AND SIMILAR TAXES, RELATIVE TO THE INTERESTS SOLD, (ii) PERSONAL INJURY, BODILY INJURY, ILLNESS OR DEATH CLAIMS WHICH OCCURRED IN CONNECTION WITH OPERATIONS DURING THE DUNE PERIOD, AND (iii) AMOUNTS ACTUALLY INCURRED BY ASSIGNOR AS OF AUGUST 1, 2009 (INSOFAR AS THE SAME WERE INCURRED RELATIVE TO THE DUNE PERIOD) UNDER ASSIGNED CONTRACTS AND LEASES RELATIVE TO THE OWNERSHIP AND OPERATION OF THE INTERESTS.

     (3) NOTWITHSTANDING ANY TERMS CONTAINED IN (1) AND (2) ABOVE, BUT IN FURTHERANCE OF SAME, ASSIGNEE EXPRESSLY AGREES TO FULLY AND PROMPTLY PAY, PERFORM AND DISCHARGE, DEFEND, INDEMNIFY AND HOLD ASSIGNOR HARMLESS FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS AND CAUSES OF ACTION OF WHATSOEVER KIND OR CHARACTER, INCLUDING COURT COSTS AND ATTORNEYS' FEES, RESULTING FROM ANY "ENVIRONMENTAL CLAIM" AS HEREINAFTER DEFINED ARISING OUT OF ANY OPERATIONS CONDUCTED, COMMITMENT MADE OR ANY ACTION TAKEN OR OMITTED AT ANY TIME, WHETHER ACCRUING OR RELATING TO TIMES PRIOR TO OR AFTER THE EFFECTIVE TIME, WITH RESPECT TO THE INTERESTS. "ENVIRONMENTAL CLAIM" SHALL MEAN ANY CLAIM, DEMAND OR CAUSE OF ACTION ASSERTED BY ANY GOVERNMENTAL AGENCY OR ANY PERSON, CORPORATION OR OTHER ENTITY FOR PERSONAL INJURY (INCLUDING SICKNESS, DISEASE OR DEATH), PROPERTY DAMAGE OR DAMAGE TO THE ENVIRONMENT RESULTING FROM THE DISCHARGE OR RELEASE OF ANY CHEMICAL, MATERIAL OR EMISSION INTO ONE OR MORE OF THE ENVIRONMENTAL MEDIA AT OR IN THE VICINITY OF THE INTERESTS.

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     The parties recognize that post-closing accounting adjustments may be required in accordance with the terms of this Assignment, Conveyance and Bill of Sale to properly allocate revenues, expenses and ad valorem, severance or other taxes between Assignor and Assignee based on their respective ownership of the Interests relative to the Effective Time. Assignor and Assignee agree that the parties will periodically account to each other for such revenues, expenses and taxes and shall in good faith attempt to conclude such post-closing settlement no later than one hundred twenty (120) days after the Effective Time; provided, however, such post-closing settlement shall not affect the indemnity rights and obligations of the parties as set forth in this instrument.

     TO HAVE AND TO HOLD the interests conveyed in and to the Interests, together with all and singular the rights and appurtenances thereto in any wise belonging unto Assignee, its successors or assigns forever, and Assignor hereby binds itself, and its successors and assigns to WARRANT and FOREVER DEFEND the interests conveyed in and to the Interests unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise, and subject to Permitted Encumbrances For purposes hereof, the term “Permitted Encumbrances” shall mean and include: (i) liens for current taxes or assessments not yet delinquent or, if delinquent, being contested in good faith by appropriate actions; (ii) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent (including any amounts being withheld as provided by law), or if delinquent, being contested in good faith by appropriate actions; (iii) all rights to consent, by required notices to, filings with, or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein if they are customarily obtained subsequent to the sale or conveyance; rights of reassignment arising upon intention to abandon or release any Leases, Lands or unit; (iv) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations; (v) all rights reserved to or vested in any governmental authority to control or regulate the Leases, Lands or other interests in any manner and all obligations and duties under all applicable laws or under any franchise, grant, license, or permit issued by any such governmental authority; and (vi) any other encumbrance which does not materially detract from the value of or interfere with the use or ownership of the interests conveyed in and to the Interests.

     This Assignment, Conveyance and Bill of Sale is made expressly subject to that certain Master Agreement dated effective as of August 1, 2009, between Assignor and Assignee, the terms of which are expressly incorporated herein by reference, which shall be covenants running with the land.

     ALL WELLS, EQUIPMENT AND OTHER PERSONAL PROPERTY FORMING ANY PART OF THE INTERESTS ARE HEREBY TRANSFERRED SUBJECT TO NORMAL WEAR AND TEAR AND WITHOUT WARRANTIES OF ANY KIND WHATSOEVER, WHETHER EXPRESSED OR IMPLIED, AND ARE SOLD “AS IS AND WITH ALL FAULTS AND DEFECTS” AND “WITH NO WARRANTY AS TO MERCHANTABILITY, FREEDOM FROM REHIBITORY VICES OR DEFECTS OR FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE.” EXCEPT FOR THE LIMITED WARRANTY OF TITLE SET FORTH ABOVE, THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE IS MADE WITHOUT, AND ASSIGNOR HEREBY NEGATES (i) ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, (ii) ANY EXPRESS, IMPLIED, STATUTORY, OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REHIBITORY VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY OF THE INTERESTS OR THEIR FITNESS FOR ANY PURPOSE AND (iii) ANY OTHER EXPRESS, IMPLIED, STATUTORY, OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER.

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     This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and all terms, provisions and reservations contained in this Assignment shall be deemed as covenants running with the land.

     EXECUTED this _4___ day of August, 2009, but EFFECTIVE as of August 1, 2009 (the "Effective Time").

WITNESSES:	ASSIGNOR:

DUNE ENERGY, INC.

Printed Name

	By:	/s/ James A. Watt
James A. Watt, President

Printed Name

WITNESSES:	ASSIGNEE:

AMERICAN NATURAL CORPORATION ENERGY

Printed Name

	By:	/s/ Steven P. Ensz
Steven P. Ensz, Vice President

Printed Name

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STATE OF TEXAS

COUNTY OF HARRIS

     On this ____ day of August, 2009, before me the undersigned authority personally appeared James A. Watt, whose genuine signature is affixed to the foregoing document as, President of Dune Energy, Inc., a Delaware corporation, who signed said document before me in the presence of two (2) witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

I have hereto set my hand and official seal this ______day of August, 2009.

Notary Public in and for
the State of Texas

STATE OF TEXAS

COUNTY OF HARRIS

     On this ____ day of August, 2009, before me the undersigned authority personally appeared Steven P. Ensz, whose genuine signature is affixed to the foregoing document as, Vice President of American Natural Energy Corporation, an Oklahoma corporation, who signed said document before me in the presence of two (2) witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such limited liability company by authority of its directors and as the free act and deed of such company and for the uses and purposes therein set forth and apparent.

I have hereto set my hand and official seal this ______day of August, 2009.

Notary Public in and for
the State of Texas

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EXHIBIT “A”
TO
ASSIGNMENT, CONVEYANCE AND BILL OF SALE
BY AND BETWEEN DUNE ENERGY, INC. AS ASSIGNOR, AND
AMERICAN NATURAL ENERGY CORPORATION, AS ASSIGNEE

DSCI LEASE - BAYOU COUBA FIELD – ST CHARLES PARISH, LOUISIANA:

Oil, Gas and Mineral Lease dated November 14, 1941, executed by Delta Securities Company, Inc., as Lessor, in favor of Gulf Refining Company, as Lessee, recorded November17, 1941, under Entry No. 1458, COB SS, Page 382, St. Charles Parish, Louisiana, currently covering and affecting 1,319.991 acres, more or less, more particularly described as follows:

That certain tract of land situated in Sections 12, 13, and 14, Township 15 South, Range 21 East, and Sections 7 and 18, Township 15 South, Range 22 East, St. Charles Parish, Louisiana, and more particularly described as follows: Beginning at the Southwest corner of Section 12, Township 15 South, Range 21 East; thence North 00 degrees 12 minutes East, 3446.52 feet along the West line of Section 12 to a point for a corner; Thence South 89 degrees 48 minutes East, 3271.85 feet to the East line of Section 12, said line being common between Ranges 21 and 22 East; thence continue South 89 degrees 48 minutes East, 2661.75 feet to a point for a corner; Thence South 00 degrees 12 minutes West, 2655.98 feet to the South line of Section 7; thence continue South 00 degrees 12 minutes West, 5311.96 feet to a point for a corner, said point being on the South line of Section 18, Township 15 South, Range 22 East; Thence North 89 degrees 48 minutes West, 2661.72 feet along the South line of Section 18, to the Southwest corner of said Section 18; Thence South 76 degrees 37 minutes West, 3366.00 feet along the South line of Section 13, Township 15 South, Range 21 East, to the Southwest corner of said Section 13; Thence North 89 degrees 43 minutes 44 seconds West, 1992.09 feet along the South line of Section 14 to a point for a corner; Thence North 00 degrees 12 minutes East, 3403.61 feet to a point for a corner; Thence South 89 degrees 43 minutes 44 seconds East, 867.09 feet to a point for a corner; Thence North 00 degrees 12 minutes East, 1908.35 feet to a point for a corner, said point being on the North line of Section 14; Thence South 89 degrees 43 minutes 44 seconds East, 1125.00 feet along the North line of said Section 14 to the place of beginning of this description, said tract of land containing 1,319.991 acres;

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WELLS:

WELL NAME	GROSS	NET
	WORKING	REVENUE
	INTEREST	INTEREST

DSCI #92 ST	0.25681610	0.15763835
DSCI #51 ST	0.21184340	0.13021602
DSCI #15	0.70083340	0.49061092
DSCI #118	0.90363220	0.63357988
DSCI #148	0.20682940	0.12703873
DSCI #112	0.20000000	0.14002126
DSCI #BC65	0.10000000	0.07000395
DSCI #111	0.10000000	0.06638180
DSCI #113	1.00000000	0.07000395
DSCI #143	0.26863230	0.15906986
DSCI #145	0.10000000	0.06138369
DSCI #109	0.10000000	0.06138180
DSCI #149	0.10000000	0.06138369
DSCI #134	0.91370220	0.63966639
DSCI #39	0.10000000	0.07000395
DSCI A #129	0.10000000	0.07000395
DSCI #151	1.00000000
DSCI #110	0.10000000	0.07000395
DSCI #3	0.10000000	0.07000395
DSCI #125	0.10000000	0.07000395
DSCI A #128	0.10000000	0.07000395
DSCI #60	0.10000000
DSCI SWD #85	0.10000000
DSCI T/A WELLS	1.00000000

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